                                                                 EXHIBIT (4)-1








                                                                     CONFORMED
==============================================================================


                         WISCONSIN NATURAL GAS COMPANY

                                      TO

                             FIRSTAR TRUST COMPANY
                   (formerly First Wisconsin Trust Company)
                                  As Trustee




                                  __________


                       THIRTEENTH SUPPLEMENTAL INDENTURE

                             DATED JANUARY 1, 1994


                                  __________





                     Conveyance of Properties Acquired by
               Merger with Wisconsin Southern Gas Company, Inc.


==============================================================================

                         WISCONSIN NATURAL GAS COMPANY
            Thirteenth Supplemental Indenture dated January 1, 1994


                               ________________

                               TABLE OF CONTENT*
                               ________________

                                                                          PAGE

PARTIES ..................................................................  1
RECITALS .................................................................  1
GRANTING CLAUSE ..........................................................  3
HABENDUM .................................................................  3
EXCEPTIONS AND RESERVATIONS ..............................................  4
GRANT IN TRUST ...........................................................  4
GENERAL COVENANT .........................................................  4


                                  ARTICLE I.
                              COVENANT OF TITLE.

Title to mortgaged property ..............................................  5


                                  ARTICLE II.
                 EFFECT OF TRUST INDENTURE REFORM ACT OF 1990.

Text of Original Indenture not physically changed to reflect effect of Trust Indenture Reform Act of 1990 ...........................  5


                                 ARTICLE III.
                                 THE TRUSTEE.

Acceptance of trusts by the Trustee.......................................   5
Trustee not responsible for validity of Thirteenth Supplemental Indenture.   5



__________
*Note: The Table of Contents is not part of the Supplemental Indenture and should not be considered as such. It is included herein only for purposes of convenience.

                                  ARTICLE IV.
                           MISCELLANEOUS PROVISIONS.
                                                                          PAGE

Certain Recording Data ...................................................  5
Meanings of terms in Thirteenth Supplemental Indenture ...................  6
Date of execution ........................................................  6
Execution of Thirteenth Supplemental Indenture in counterparts ...........  6


TESTIMONIUM ..............................................................  7
EXECUTION ................................................................  7
COMPANY'S ACKNOWLEDGEMENT ................................................  9
TRUSTEE'S ACKNOWLEDGEMENT ................................................ 10




                                  SCHEDULE A.
                          DESCRIPTION OF PROPERTIES.

                                    Part I

     Properties Acquired or Constructed by Wisconsin Natural Gas Company

Parcels of Real Estate ................................................... 11

                                    Part II

   Properties Acquired by Merger with Wisconsin Southern Gas Company, Inc.

Property Incorporated by Reference ....................................... 15


                                  SCHEDULE B.

Information Relating to the Recording in Certain Counties of the
  Wisconsin Natural Gas Company Original Indenture and First through
  Twelfth Supplemental Indentures ........................................ 21

      SUPPLEMENTAL INDENTURE, dated the first day of January, 1994, made by and between WISCONSIN NATURAL GAS COMPANY, a corporation organized and existing under the laws of the State of Wisconsin (hereinafter called the "Company"), party of the first part, and FIRSTAR TRUST COMPANY, formerly First Wisconsin Trust Company, a corporation organized and existing under the laws of the State of Wisconsin (hereinafter called the "Trustee"), as Trustee under the Mortgage and Deed of Trust dated June 1, 1950, hereinafter mentioned, party of the second part;

      WHEREAS, the Company has heretofore executed and delivered to the Trustee its Mortgage and Deed of Trust dated June 1, 1950, as amended September 1, 1957, September 15, 1986, January 15, 1992 and November 1, 1992, (said Mortgage and Deed of Trust, as so amended, being hereinafter sometimes referred to as the "Original Indenture" and, together with all supplemental indentures thereto, being sometimes referred to herein collectively as the "Indenture"), to secure the payment of the principal of and the interest and premium, if any, on all Bonds at any time issued and outstanding thereunder, and to declare the terms and conditions upon which Bonds are to be issued thereunder; and indentures supplemental thereto dated June 1, 1950, October 15, 1955, September 1, 1957, October 15, 1961, November 1, 1962, October 1, 1965, September 15, 1967, September 15, 1969, July 1, 1971,
September 15, 1986, January 15, 1992 and November 1, 1992, respectively, have heretofore been entered into between the Company and the Trustee; and

      WHEREAS, prior to the date hereof, Bonds have been issued by the Company under said Mortgage and Deed of Trust and said indentures supplemental thereto as follows:

(1) $3,500,000 principal amount of First Mortgage Bonds, 2 7/8% Series due 1975, which are described in the First Supplemental Indenture dated June 1, 1950, all of which have been retired for sinking fund purposes or paid at maturity prior to the date of execution hereof;

(2) $2,500,000 principal amount of First Mortgage Bonds, 3 3/8% Series due 1980, which are described in the Second Supplemental Indenture dated October 15, 1955, all of which have been retired for sinking fund purposes or paid at maturity prior to the date of execution hereof;

(3) $2,500,000 principal amount of First Mortgage Bonds, 5 1/2% Series due 1982, which are described in the Third Supplemental Indenture dated September 1, 1957, all of which have been retired for sinking fund purposes or redeemed prior to the date of execution hereof;

(4) $4,000,000 principal amount of First Mortgage Bonds, 4 3/4% Series due 1986, which are described in the Fourth Supplemental Indenture dated October 15, 1961, all of which have been retired for sinking fund purposes or paid at maturity prior to the date of execution hereof;

(5) $5,000,000 principal amount of First Mortgage Bonds, 4 3/8% Series due 1987, which are described in the Fifth Supplemental Indenture dated November 1, 1962, all of which have been retired for sinking fund purposes or paid at maturity prior to the date of execution hereof;

(6) $8,000,000 principal amount of First Mortgage Bonds, 4 7/8% Series due 1990, which are described in the Sixth Supplemental Indenture dated October 1, 1965, all of which have been retired for sinking fund purposes or paid at maturity prior to the date of execution hereof;

(7) $10,000,000 principal amount of First Mortgage Bonds, 6 3/8% Series due 1992, which are described in the Seventh Supplemental Indenture dated September 15, 1967, all of which have been retired for sinking fund purposes or paid at maturity prior to the date of execution hereof;

(8) $10,000,000 principal amount of First Mortgage Bonds, 8 3/4% Series due 1994, which are described in the Eighth Supplemental Indenture dated September 15, 1969, all of which have been retired for sinking fund purposes or redeemed prior to the date of execution hereof;

(9) $10,000,000 principal amount of First Mortgage Bonds, 8 3/8% Series due 1996, which are described in the Ninth Supplemental Indenture dated July 1, 1971, all of which have been retired for sinking fund purposes or redeemed prior to the date of execution hereof;

(10) $30,000,000 principal amount of First Mortgage Bonds, 9 1/4% Series due 2016, which are described in the Tenth Supplemental Indenture dated September 15, 1986, of which $3,000,000 principal amount remain outstanding at the date of execution hereof;

(11) $10,000,000 principal amount of First Mortgage Bonds, 5 5/8% Series due January 15, 1995, which are described in the Eleventh Supplemental Indenture dated January 15, 1992, all of which remain outstanding at the date of execution hereof;

(12) $10,000,000 principal amount of First Mortgage Bonds, 6 5/8% Series due January 15, 1997, which are described in the Eleventh Supplemental Indenture dated January 15, 1992, all of which remain outstanding at the date of execution hereof;

                                      3
and

      WHEREAS, the Original Indenture provides, in Section 14.01 thereof, that the Company, when authorized by resolution of its Board of Directors, and the Trustee may enter into indentures supplemental to the Original Indenture to convey, transfer and assign to the Trustee and to subject to the lien of the Original Indenture additional properties acquired by the Company through merger; and to add, to the covenants and agreements of the Company contained in the Original Indenture, other covenants and agreements thereafter to be observed; and

      WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Original Indenture and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

      WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      That the Company, in consideration of the premises and of the mutual covenants herein contained and the acceptance by the Trustee of the trusts created hereby and of the sum of One Dollar to it duly paid by the Trustee at or before the time of the execution of this Supplemental Indenture, and for other valuable considerations, the receipt whereof is hereby acknowledged, and in order further to secure the payment of the principal of and interest (and premium, if any) on all Bonds at any time issued and outstanding under the Original Indenture and all indentures supplemental thereto according to their tenor and effect and the performance and observance of all the covenants and conditions in the Bonds and Indenture contained, has executed and delivered this Supplemental Indenture and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Firstar Trust Company, as Trustee, and to its successors and assigns forever, all and singular the properties described in Schedule A to this Supplemental Indenture (in addition to all other properties heretofore specifically subjected to the lien of the Indenture and not heretofore released from the lien thereof);

      TO HAVE AND TO HOLD all said properties, real, personal and mixed, mortgaged, pledged and conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever;

      SUBJECT, HOWEVER, to the exceptions and reservations and matters recited in the Indenture and in Schedule A to this Supplemental Indenture (including without limitation the prior lien of the Indenture dated September 1, 1950, as amended and supplemented, referred to in Part II of such Schedule A, insofar as concerns the properties specifically described in such Part II as subject to such prior lien and any other properties subject thereto), to existing leases, to existing mortgages or other liens upon easements or rights-of-way for pipe line, transmission line or distribution line purposes, as defined in
Article I of the Indenture, and any extensions thereof, and subject to existing easements for streets, alleys, highways, rights-of-way and railroad purposes over, upon and across certain of the property described in Schedule A to this Supplemental Indenture, and subject also to all the terms, conditions, agreements, covenants, exceptions and reservations, expressed or provided in the deeds or other instruments respectively under and by virtue of which Company acquired the properties described in Schedule A to this Supplemental Indenture, and to undetermined liens and charges, if any, incidental to construction or other existing permitted liens as defined in Article I of the Original Indenture;

      IN TRUST, NEVERTHELESS, upon the terms and trusts in the Original Indenture and the indentures supplemental thereto, including this Supplemental Indenture, set forth, for the equal and proportionate benefit and security of all present and future holders of the Bonds and coupons issued and to be issued thereunder, or any of them, without preference of any of said Bonds and coupons of any particular series over the Bonds and coupons of any other series, by reason of priority in the time of the issue, sale or negotiation thereof, or by reason of the purpose of issue or otherwise howsoever, except as otherwise provided in Section 4.02 of the Original Indenture.

      PROVIDED, HOWEVER, and these presents are upon the condition that if the Company, its successors or assigns shall pay or cause to be paid unto the holders of the Bonds the principal and interest (and premium, if any) to become due in respect thereof at the times and in the manner stipulated therein and in the Indenture, and shall keep, perform and observe all and singular the covenants and promises in the Bonds and in the Indenture expressed as to be kept, performed and observed by or on the part of the Company, then this Supplemental Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to remain in full force and effect;

      AND IT IS HEREBY COVENANTED, DECLARED AND AGREED, by and between the parties hereto, for the benefit of those who shall hold the Bonds, or any of them, to be issued under the Indenture, as follows:

                                  ARTICLE I.
                              COVENANT OF TITLE.

      The Company hereby covenants, warrants and agrees that it is lawfully seized and possessed of all of the mortgaged property described in Schedule A to this Supplemental Indenture; that it has good right and lawful authority to mortgage the same as provided in this Supplemental Indenture; and that such mortgaged property is free and clear of any deed of trust, mortgage, lien, charge or encumbrance thereon or affecting the title thereto prior to the Indenture, except as set forth in the granting clauses of the Indenture or this Supplemental Indenture.


                                  ARTICLE II.
                 EFFECT OF TRUST INDENTURE REFORM ACT OF 1990.

      The Trust Indenture Reform Act of 1990 has, by operation of law, effective November 15, 1990, amended the Original Indenture to conform to the provisions of Sections 310 through 317 of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, in accordance with Section 318(c) of the Trust Indenture Act of 1939 added by the Trust Indenture Reform Act of 1990. The text of the Original Indenture has not been physically changed to reflect such amendment.


                                 ARTICLE III.
                                 THE TRUSTEE.

      The Trustee hereby accepts the trusts hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Original Indenture and in this Supplemental Indenture set forth, and upon the following terms and conditions.

      The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.


                                  ARTICLE IV.
                           MISCELLANEOUS PROVISIONS.

      Schedule B to this Supplemental Indenture sets forth certain information relating to the recording of copies of the Original Indenture and all indentures supplemental thereto prior to this Supplemental Indenture in counties in the State of Wisconsin in which are located properties acquired by the Company from Wisconsin Southern Gas Company, Inc. in the merger effective on January 1, 1994 referred to in Part II of Schedule A to this Supplemental Indenture.

      All terms contained in this Supplemental Indenture and not defined herein shall, for all purposes hereof, have the meanings given to such terms in Article I of the Original Indenture.

      Although the actual date of execution of this Supplemental Indenture by the Company and by the Trustee is as indicated by their respective acknowledgements hereto annexed, the granting clause and the covenant of title of the Company herein, and Schedule A hereto, shall become effective at 12:01 a.m., Central Standard Time, on and as of January 1, 1994.

      This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, said Wisconsin Natural Gas Company has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary or one of its Assistant Secretaries; and said Firstar Trust Company, in evidence of its acceptance of the trusts hereby created, has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents, and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary or one of its Assistant Secretaries; all as of the first day of January, One thousand nine hundred and ninety-four.

                                           WISCONSIN NATURAL GAS COMPANY

                                                   \s\  J. G. REMMEL
                                           By_________________________________
                                                        J. G. Remmel
                                                       Vice President

(CORPORATE SEAL)




Attested:

    \s\  ANN MARIE BRADY
________________________________
         Ann Marie Brady
            Secretary


Signed, sealed and delivered by
WISCONSIN NATURAL GAS
COMPANY in the presence of:

     \s\  K. A. KUSSEROW
________________________________
          K. A. Kusserow


     \s\  J. R. LUETTGEN
________________________________
          J. R. Luettgen
           As Witnesses

                                           FIRSTAR TRUST COMPANY

                                                  \s\  JOSEPH S. QUINN
                                           By_________________________________
                                                       Joseph S. Quinn
                                                       Vice President

(CORPORATE SEAL)




Attested:

     \s\  PAMELA WARNER
________________________________
          Pamela Warner
       Assistant Secretary


Signed, sealed and delivered by
FIRSTAR TRUST COMPANY
in the presence of:

       \s\  K. STICK
________________________________
            K. Stick


      \s\  AMY LORENZ
________________________________
           Amy Lorenz
          As Witnesses

STATE OF WISCONSIN,  )
COUNTY OF MILWAUKEE. )  SS.:


      On this 16th day of December, 1993, before me personally appeared
J. G. REMMEL and ANN MARIE BRADY, to me personally known, who being by me severally duly sworn, did say: that J. G. REMMEL is a Vice President and ANN MARIE BRADY is Secretary of WISCONSIN NATURAL GAS COMPANY, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said J. G. REMMEL and ANN MARIE BRADY severally acknowledged said instrument to be the free act and deed of said corporation.


 \s\  MARGARET M. PEARSON
________________________________
      Margaret M. Pearson

         Notary Public
      State of Wisconsin
My Commission expires March 19, 1995
    [Seal of Notary Public]

STATE OF WISCONSIN,  )
COUNTY OF MILWAUKEE. ) SS.:


      On this 16th day of December, 1993, before me personally appeared
JOSEPH S. QUINN and PAMELA WARNER, to me personally known, who being by me severally duly sworn, did say: that JOSEPH S. QUINN is a Vice President and PAMELA WARNER is an Assistant Secretary of FIRSTAR TRUST COMPANY, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said JOSEPH S. QUINN and PAMELA WARNER severally acknowledged said instrument to be the free act and deed of said corporation.


   \s\  WILLIAM R. CARUSO
________________________________
        William R. Caruso

          Notary Public
       State of Wisconsin
My Commission expires February 2, 1997
     [Seal of Notary Public]


   This instrument was drafted by James D. Zakrajsheck and Bruce C. Davidson on behalf of Wisconsin Natural Gas Company.

                                  SCHEDULE A

PART I--PROPERTIES ACQUIRED OR CONSTRUCTED BY WISCONSIN NATURAL GAS COMPANY, OTHER THAN THOSE REFERRED TO IN PART II BELOW.


                            PARCELS OF REAL ESTATE


      The following described parcels of real estate, all of which are located in the State of Wisconsin in the respective counties hereinafter specified:


                               JEFFERSON COUNTY

1.   CONCORD REGULATOR AND METERING STATION:

     Pt. of the Southwest 1/4 of Section 11, Township 8 North, Range 15 East, Town of Watertown, Jefferson County, Wisconsin, being described as follows:

     Commencing at the intersection of C.T.H. "E" and the south line of said SW 1/4; thence N. 89 degrees 49'46"E., 290' along said south line, thence north, 105' +/- to a chain link fence corner and the point of beginning; thence continuing north along said fence, 100'; thence east 100' to the west line of a service road; thence south along said west line, 100' to a chain link fence, thence west along said fence, 100' to the P.O.B. containing 0.23 acres of leased land.


                               OUTAGAMIE COUNTY

2.   CNG COMPRESSOR STATION:

     Pt. of the Northeast 1/4 of Section 33, Township 21 North, Range 17 East, City of Appleton, Outagamie County, Wisconsin, more particularly described as follows:

     Commencing at the N 1/4 corner of said NE 1/4; thence east, 618' along the C/L of W. Spencer Street; thence south, 342' to the point of beginning; thence continuing south, 125'; thence west, 54'; thence north, 125'; thence east, 54' to the P.O.B. containing 0.15 acres.

                               WINNEBAGO COUNTY

3.   MENASHA GATE STATION:

     Pt. of the Northeast 1/4 of Section 9, Township 20 North, Range 17 East, Town of Menasha, Winnebago County, being described as follows:

     Lot 1 according to Certified Survey Map filed in Volume 1 of Certified Survey Maps on Page 2723 as Document No. 835805.



                      MAJOR GAS DISTRIBUTION SYSTEM MAINS


     The following described major gas distribution system mains, all of which are located in the State of Wisconsin in the respective counties hereinafter specified:


LINE 204     MEADE STREET 6-INCH LINE

             Beginning 240 feet east of the intersection of Meade Street and Mackville Road in the Northwest 1/4 of S. 36 - T. 22 N.
             - R. 17 E., T/Center, Outagamie County; thence easterly in Mackville Road to its intersection with C.T.H. "EE" at the N.E. corner of said Section 36. Said point being labeled Point A. Thence north from said Point A and in the right-of-way of C.T.H. "EE" to the S. R/W line of C.T.H. "O" at the N.W. corner of S. 30
             - T. 22 N. - R. 18 E., T/Freedom, Outagamie County; also, continuing from said Point A 2,000 feet south in the right-of-way of C.T.H. "EE" in the N.W. 1/4 of S. 36 - T. 22 N. - R. 18 E.
             T/Grand Chute, Outagamie County.

LINE 205     CTH "E" 6-INCH LINE

             Commencing at the intersection of C.T.H. "E" and Davies Road in the S.E. 1/4 S. 8, T. 6 N. - R. 18 E., V/Wales. Thence north in the R/W of Davies Road and S. Wales Road (S.T.H. "18") to a point approximately 950 feet north of the center line of C.T.H. "G" a/k/a Brandybrook Road in the N.W. 1/4 S. 9 - T. 6 N. - R. 18 E., T/Genesee, Waukesha County.

LINE 206     NORTH STREET TO SPRING ROAD DRIVE 6-INCH LINE

             Commencing at the intersection of North Street and Green Bay Road, also being the S.E. corner of the N.E. 1/4 S. 20 - T. 20 N.
             - R. 17 E., T/Menasha, Winnebago County; thence north in Green Bay Road to its intersection with C.T.H. "II" a/k/a S.T.H. "150" and the N.E. corner of said S. 20, thence west in S.T.H. "150" a/k/a Winchester Road to the west R/W line of Spring Road Drive in the N.E. 1/4 of said S. 20.

LINE 207     CTH "11" TO HAASE STREET 6-INCH LINE

             Commencing at the intersection of C.T.H. "II", a/k/a Winchester Road, and American Drive in the S.W. 1/4 S. 16 T. 20 N.
             - R. 17 E., T/Menasha, thence east in Winchester Road, a/k/a C.T.H. "II", to C.T.H. "PP", a/k/a N. Lake Street, thence northerly in C.T.H. "PP", a/k/a North Lake Street, to the N.R/W line of Haase Street, all being in the south one-half of said
             S. 16, T/Menasha, Winnebago County.

LINE 208     MACKVILLE ROAD 6-INCH LINE

             Commencing at a point in the N.W. 1/4 S. 36, T. 22 N. - R. 17 E., which is 310 feet S. of Mackville Road and 6 feet west of the
             E. R/W line of N. Meade Street, thence south in Meade Street to a point which is 970 feet south of Valley View Lane and is in the S.W. 1/4 of said S. 36, T/Center, Outagamie County.

LINE 209     PAUL ROAD TO ROUNDY DRIVE 6-INCH LINE

             Commencing at the intersection of C.T.H. "J" and Paul Road in the N.W. 1/4 S. 14, T. 7 N. - R. 19 E., T/Pewaukee, Waukesha County; thence east in Paul Road to its intersection with Roundy Drive in the N.E. 1/4 of said S. 14.

LINE 210     CTH "J" 6-INCH LINE

             Commencing at the intersection of C.T.H. "M", a/k/a Watertown Road, and C.T.H. "J" in the S.W. 1/4 of S. 14, T. 7 N. - R. 19 E., T/Pewaukee, Waukesha County, thence southeasterly in C.T.H. "M", a/k/a Watertown Road, to a point approximately 900 feet southeasterly of the S. line of said S. 14 and in the N.E. 1/4 of
             S. 23, T. 7 N. - R. 19 E., T/Pewaukee, Waukesha County.

LINE 211     WNGCO REGULATOR STATION TO WN METERING STATION 20-INCH LINE

             Beginning at the Wisconsin Natural Gas Company regulator station in the S.E. 1/4 of S. 6, T. 7 N. - R. 17 E., T/Summit, Waukesha County and on the south side of the Oconomowoc River and the west side of C.T.H. "BB", thence north along the east line of said S. 6, to the south line of River Highlands Subdivision, thence west and north on easement along the south and west lines of said River Highlands Subdivision and the Orchards of Oconomowoc Subdivision to the center of said S. 6, thence northwesterly on easement to a point approximately 1,000 feet west of the N. 1/4 of said S. 6, thence continuing northwesterly on easement through the west 1/2 of S. 31, T. 8 N. - R. 17 E., T/Oconomowoc to the WE R/W in the N.W. 1/4 of said S. 31, thence northwesterly in the WE R/W through S. 31 - T/Oconomowoc, Waukesha County, and through S. 36 and S. 35 to its intersection with Rockvale Road in the N.E. 1/4 S. 35, T. 8 N. - R. 19 E., T/Ixonia, Jefferson County, thence west in Rockvale Road along the north line of S. 35, S. 34, and
             S. 33, all in the T/Ixonia, to where Rockvale Road leaves the north section line of said S. 33, thence west on easement along the north line of S. 33 and S. 32 to the intersection of the north line of S. 32 and C.T.H. "E", all in T/Ixonia, thence north and northwesterly in C.T.H. "E" through S. 32, S. 29, S. 30, and
             S. 19, all in T. 8 N. - R. 16 E., T/Ixonia, Jefferson County, thence continuing in C.T.H. "E" in the N.E. 1/4 of S. 24 T. 8 N.
             - R. 15 T/Watertown, Jefferson County, westerly and northwesterly through S. 24, S. 23, and S. 14, to the WE R/W in the N.W. 1/4 of said S. 14, thence northeasterly to a point approximately 100 feet north of the south line of S. 11, T. 8 N. - R. 15 E., T/Watertown; said point being the south fence line of a WN metering station in the S.W. 1/4 of said S. 11 and the point of termination.

PART II--PROPERTIES ACQUIRED BY WISCONSIN NATURAL GAS COMPANY IN THE MERGER OF WISCONSIN SOUTHERN GAS COMPANY, INC. INTO IT EFFECTIVE ON JANUARY 1, 1994.

     All of the properties specifically described in the granting clauses of the Indenture dated September 1, 1950, between Wisconsin Southern Gas Company (the corporate predecessor to Wisconsin Southern Gas Company, Inc.) and Harris Trust and Savings Bank and F. O. Mann (the predecessor to J. Bartolini), Trustees, and of the Supplemental Indentures thereto listed below;

     PROVIDED, HOWEVER, that there are excluded from the such properties:

         (a)  The properties described in the release documents listed below;
              and
         (b) Any other properties which have been abandoned, sold or otherwise disposed of by Wisconsin Southern Gas Company, Inc., as permitted in Article VIII of such Indenture dated
              September 1, 1950, as amended and supplemented;

and

     PROVIDED, FURTHER, that all such properties, not so excluded, are subject to the prior lien of such Indenture dated September 1, 1950, as amended and supplemented (as well as to the other matters set forth or referred to in the granting clauses referred to above in this Part II and in the granting clauses of the Supplemental Indenture to which this Schedule A is attached).

     The Indenture dated September 1, 1950 referred to above in this Part II, and the Supplemental Indentures thereto referred to above in this Part II as listed herein (and which are so listed as follows), were recorded in the following counties (and with the Office of the Secretary of State where indicated), all in the State of Wisconsin:


INDENTURE DATED SEPTEMBER 1, 1950:


                                  Card,      Beginning    Ending
                                 Reel or       Image      Image       Document
County         Date Recorded      Volume       or Page    or Page      Number

Kenosha      November 15, 1950      305         384          -          326249
Racine       November 16, 1950      488         503          -          567243
Rock         November 14, 1961       30         453          -         640825a
Walworth     November 16, 1950      271         417          -          430381

FIRST SUPPLEMENTAL INDENTURE DATED AUGUST 18, 1955:


                                 Card,      Beginning     Ending
                                Reel or       Image       Image      Document
County         Date Recorded     Volume       or Page     or Page     Number

Kenosha      September 2, 1955    366          558         569         368601
Racine       September 7, 1955    575          001         012         636608
Rock         November 14, 1961     30          418          -         640822a
Walworth     September 7, 1955    332          423         434         474061





SECOND SUPPLEMENTAL INDENTURE DATED OCTOBER 1, 1956:


                                 Card,      Beginning     Ending
                                Reel or       Image       Image       Document
County         Date Recorded     Volume       or Page     or Page      Number

Kenosha       October 29, 1956     384         058          070         379796
Racine        October 29, 1956     604         117          129         654963
Rock          November 14, 1961     30         426           -         640823a
Walworth      October 29, 1956     346         297          310         485334





THIRD SUPPLEMENTAL INDENTURE DATED OCTOBER 1, 1958:


                                 Card,      Beginning      Ending
                                Reel or       Image        Image      Document
County         Date Recorded     Volume       or Page      or Page     Number

Kenosha       October 28, 1958     496         308          319         398023
Racine        October 28, 1958     640         670          682         681476
Rock          November 14, 1961     30         440           -         640824a
Walworth      October 28, 1958     371          46           58         504550

FOURTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1961:


                                 Card,      Beginning      Ending
                                Reel or       Image        Image      Document
County         Date Recorded     Volume       or Page      or Page     Number

Kenosha      November 21, 1961     594         612          624         433184
Racine       November 21, 1961     723           1           -          729229
Rock         November 21, 1961      31         311           -          641083
Walworth     November 21, 1961     406          41           -          534644





FIFTH SUPPLEMENTAL INDENTURE DATED DECEMBER 1, 1963:


                                 Card,      Beginning      Ending
                                Reel or       Image        Image      Document
County         Date Recorded     Volume       or Page      or Page     Number

Kenosha       December 3, 1963     655         459          472        457127
Racine        December 3, 1963     803         523          265        762221
Rock          December 4, 1963     106         360          374        667650
Walworth      December 3, 1963     432         659          672        555262





SIXTH SUPPLEMENTAL INDENTURE DATED FEBRUARY 1, 1967:


                                 Card,      Beginning      Ending
                                Reel or       Image        Image      Document
County         Date Recorded     Volume       or Page      or Page     Number

Crawford      February 7, 1967     235         290           -         167241
Kenosha       February 7, 1967     746         367          381        492187
Racine        February 7, 1967     934         581          595        818148
Rock          February 7, 1967     236         412           -         712869
Walworth      February 6, 1967     473          41           -         588961

SEVENTH SUPPLEMENTAL INDENTURE DATED APRIL 1, 1970:


                                 Card,      Beginning      Ending
                                Reel or       Image        Image      Document
County         Date Recorded     Volume       or Page      or Page     Number

Crawford       April 28, 1970      254         217           -         173977
Kenosha        April 27, 1970      821         534           -         521713
Racine         April 27, 1970     1049         553           -         867036
Rock           April 27, 1970      354         603           -         754545
Walworth       April 27, 1970       26         197           -         623354





EIGHTH SUPPLEMENTAL INDENTURE DATED JANUARY 1, 1973:


                                 Card,      Beginning      Ending
                                Reel or       Image        Image      Document
County         Date Recorded     Volume       or Page      or Page     Number

Crawford      January 24, 1973     277          86           -         180057
Kenosha       January 23, 1973     891         852          869        555884
Racine        January 23, 1973    1165         568          578        914907
Rock          January 22, 1973     462          -            -         794203
Walworth      January 22, 1973      85         611           -         659941





NINTH SUPPLEMENTAL INDENTURE DATED AUGUST 1, 1975:


                                 Card,      Beginning      Ending
                                Reel or       Image        Image      Document
County         Date Recorded     Volume       or Page      or Page     Number

Crawford      August 21, 1975      301          72           95        185543
Kenosha       August 20, 1975      944         885          908        589687
Racine        August 22, 1975      1278        419          442        961521
Rock          August 20, 1975      562         418          441        833226
Walworth      August 20, 1975      141         613          636        695305

TENTH SUPPLEMENTAL INDENTURE DATED JANUARY 1, 1983:


                                 Card,      Beginning      Ending
                                Reel or       Image        Image      Document
County         Date Recorded     Volume       or Page      or Page     Number

Crawford     January 31, 1983       395         321          344        207036
Kenosha      February 1, 1983      1126         451          474        698746
Racine       February 1, 1983      1667          52           75       1119002
Rock         February 1, 1983       125         748          772        963182
Walworth     February 1, 1983       296         897          920         86257
Waukesha     February 1, 1983       526         863          886       1203187




ELEVENTH SUPPLEMENTAL INDENTURE DATED JANUARY 1, 1988:


                                 Card,      Beginning      Ending
                                Reel or       Image        Image      Document
County         Date Recorded     Volume       or Page      or Page     Number

Crawford      January 22, 1988      454         303          315        221755
Kenosha       January 21, 1988     1300          51           63        794760
Racine        January 21, 1988     1899         265          277       1248593
Rock          January 21, 1988      337         213          225       1065338
Walworth     January 21, 1988 RE    421         149           -         157972
           January 21, 1988 Chattel                                     424706




TWELFTH SUPPLEMENTAL INDENTURE DATED FEBRUARY 1, 1991:


                                 Card,       Beginning     Ending
                                Reel or       Image        Image      Document
County         Date Recorded     Volume       or Page      or Page     Number

Crawford       March 4, 1991        494         236          250        231077
Kenosha        March 5, 1991       1431         392          406        860902
Racine         March 5, 1991       2056         635          649       1332924
Rock           March 4, 1991        468         622          637       1128365
Walworth      March 4, 1991 RE      512         759          773        207606
            March 4, 1991 Chattel                                       433705
Secretary      March 1, 1991                                           1183930
of State

      The release documents, referred to above as listed herein (and which are so listed as follows) were recorded in the following counties, all in the State of Wisconsin:



              COUNTY                           DATE RECORDED

              Walworth                         August 7, 1951
              Walworth                         October 3, 1952
              Walworth                         June __, 1954
              Walworth                         August 9, 1960
              Walworth                         February 20, 1967
              Racine                           May 1, 1973


                              __________________

      The specific references in Parts I and II of this Schedule A to certain properties as mortgaged under the Mortgage and Deed of Trust dated June 1, 1950, as amended and supplemented, shall not be deemed to exclude any other properties not specifically referred to therein but mortgaged pursuant to the terms of such Mortgage and Deed of Trust.

                                  SCHEDULE B

      INFORMATION RELATING TO THE RECORDING IN CERTAIN COUNTIES OF THE ORIGINAL INDENTURE AND FIRST THROUGH TWELFTH SUPPLEMENTAL INDENTURES.

      Copies of the Mortgage and Deed of Trust dated June 1, 1950, and the First through Twelfth Supplemental Indentures thereto, between Wisconsin Natural Gas Company and Firstar Trust Company (formerly First Wisconsin Trust Company), Trustee, were recorded (among other places) in the Office of the Register of Deeds in each of the counties, in the State of Wisconsin, in which are located properties acquired by Wisconsin Natural Gas Company from Wisconsin Southern Gas Company, Inc. in the merger effective on January 1, 1994, as follows:


MORTGAGE AND DEED OF TRUST DATED JUNE 1, 1950:


                                           Card,   Beginning  Ending
                                          Reel or    Image    Image   Document
County       Date Recorded         Time    Volume    or Page  or Page  Number

Crawford    November 16, 1993    10:40AM    V540       113      343    241086
Kenosha       June 9, 1950        1:16PM     299        1       117    321629
Racine        June 9, 1950        1:01PM     479       277      392    560476
Rock         October 6, 1955     10:50AM     434       151      267    568952
Walworth      June 9, 1950        1:06PM     272       111       -     425735





FIRST SUPPLEMENTAL INDENTURE DATED JUNE 1, 1950:


                                          Card,   Beginning  Ending
                                         Reel or    Image    Image    Document
County       Date Recorded        Time    Volume    or Page  or Page   Number

Crawford   November 16, 1993    10:40AM    V540       344      381     241087
Kenosha      June 9, 1950        1:17PM     299       118      138     321630
Racine       June 9, 1950        1:02PM     479       393      412     560477
Rock        October 6, 1955     10:50AM     434       268      288     568953
Walworth     June 9, 1950        1:07PM     272       229       -      425736

SECOND SUPPLEMENTAL INDENTURE DATED OCTOBER 15, 1955:


                                          Card,   Beginning   Ending
                                         Reel or    Image     Image   Document
County       Date Recorded      Time      Volume    or Page   or Page  Number

Crawford   November 16, 1993  10:40AM      V540       382      417     241088
Kenosha    October 26, 1955   12:45PM       369       205      225     370184
Racine     October 26, 1955    1:00PM       578       321      341     638913
Rock       October 26, 1955    1:30PM       435       299      319     569737
Walworth   October 26, 1955    2:25PM       334       395      416     475650





THIRD SUPPLEMENTAL INDENTURE DATED SEPTEMBER 1, 1957:


                                          Card,   Beginning  Ending
                                         Reel or    Image    Image   Document
County       Date Recorded        Time    Volume    or Page  or Page  Number

Crawford   November 16, 1993    10:40AM    V541        1        34     241089
Kenosha    September 17, 1957    2:30PM     465       151      169     387454
Racine     September 17, 1957    1:50PM     614       450      466     666545
Rock       September 17, 1957    1:05PM     470       414      432     591868
Walworth   September 17, 1957    2:45PM     356       351      370     493741





FOURTH SUPPLEMENTAL INDENTURE DATED OCTOBER 15, 1961:


                                          Card,   Beginning  Ending
                                         Reel or    Image    Image    Document
County       Date Recorded        Time    Volume    or Page  or Page   Number

Crawford   November 16, 1993    10:40AM     V541      35       69      241090
Kenosha    October 19, 1991      1:40PM      592     182      200      432185
Racine     October 19, 1991      1:05PM      719     145      164      727844
Rock       October 19, 1991      1:50PM       28     307      325      640047
Walworth   October 19, 1991      1:45PM      405     418      437      533752

FIFTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1962:


                                          Card,   Beginning  Ending
                                         Reel or    Image    Image    Document
County       Date Recorded        Time    Volume    or Page  or Page   Number

Crawford   November 16, 1993    10:40AM     V541      70       101      241091
Kenosha    November 1, 1962      2:50PM     621      500       517      443732
Racine     November 1, 1962      2:15PM     759      451       467      743444
Rock       November 1, 1962      2:50PM     64        16        33      652666
Walworth   November 1, 1962      2:20PM     418       37        56      543973





SIXTH SUPPLEMENTAL INDENTURE DATED OCTOBER 1, 1965:


                                          Card,   Beginning   Ending
                                         Reel or    Image     Image   Document
County       Date Recorded        Time    Volume    or Page   or Page  Number

Crawford   November 16, 1993    10:40AM     V541     102      139      241092
Kenosha    October 8, 1965       8:05AM      713     235      255      479326
Racine     October 8, 1965       8:00AM      881     157      177      796009
Rock       October 8, 1965       8:00AM      184     118      138      694733
Walworth   October 8, 1965       8:00AM      456     573      593      574952





SEVENTH SUPPLEMENTAL INDENTURE DATED SEPTEMBER 15, 1967:


                                          Card,   Beginning  Ending
                                         Reel or    Image    Image    Document
County       Date Recorded        Time    Volume    or Page  or Page   Number

Crawford   November 16, 1993    10:40AM     V541     140      176      241093
Kenosha    September 14, 1967    8:35AM     760      415      434      497775
Racine     September 14, 1967    8:15AM     958       74       93      827939
Rock       September 14, 1967    8:00AM     259      504      523      721056
Walworth   September 14, 1967    8:00AM     480      453      473      595334

EIGHTH SUPPLEMENTAL INDENTURE DATED SEPTEMBER 15, 1969:


                                          Card,   Beginning  Ending
                                         Reel or    Image    Image    Document
County       Date Recorded        Time    Volume    or Page  or Page   Number

Crawford   November 16, 1993    10:40AM     V541     177      211      241094
Kenosha    September 12, 1969    9:40AM      807     594      614      516490
Racine     September 12, 1969    8:05AM     1030     105      124      858915
Rock       September 12, 1969    8:00AM      335     605      623      747782
Walworth   September 12, 1969    8:18AM       16      53       87      617511





NINTH SUPPLEMENTAL INDENTURE DATED JULY 1, 1971:


                                          Card,   Beginning  Ending
                                         Reel or    Image    Image    Document
County       Date Recorded        Time    Volume    or Page  or Page   Number

Crawford   November 16, 1993    10:40AM     V541     212      244      241095
Kenosha      June 28, 1971      10:00AM      850     356      387      533523
Racine       June 28, 1971       8:05AM     1093     543      560      884733
Rock         June 28, 1971      11:45AM      396     283      300      769121
Walworth     June 28, 1971      10:29AM       49     627      659      637411





TENTH SUPPLEMENTAL INDENTURE DATED SEPTEMBER 15, 1986:


                                          Card,   Beginning   Ending
                                         Reel or    Image     Image   Document
County       Date Recorded        Time    Volume    or Page   or Page  Number

Crawford   November 16, 1993    10:40AM     V541     245       284     241096
Kenosha    September 15, 1986    9:16AM     1238      27        -      761936
Racine     September 15, 1986    8:25AM     1820     798        -     1205712
Rock       September 15, 1986   10:53AM      272     453        -     1034563
Walworth   September 15, 1986    9:41AM      379      28        -      134689

ELEVENTH SUPPLEMENTAL INDENTURE DATED JANUARY 15, 1992:


                                          Card,   Beginning  Ending
                                         Reel or    Image    Image    Document
County       Date Recorded        Time    Volume    or Page  or Page   Number

Crawford   November 16, 1993    10:40AM     V541     285      322       241097
Kenosha    January 23, 1992      8:42AM    V1483     259      296       884263
Racine     January 23, 1992      8:05AM    V2118     416      453      1362178
Rock       January 23, 1992     10:08AM    cd518     349      386      1150801
Walworth   January 23, 1992      8:53AM     V550     710      747       225596




TWELFTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1992:


                                          Card,   Beginning  Ending
                                         Reel or    Image    Image   Document
County       Date Recorded        Time    Volume    or Page  or Page  Number

Crawford   November 16, 1993    10:40AM     V541     323      333      241098
Kenosha    November 4, 1992      9:04AM    V1548     367      378      910683
Racine     November 4, 1992      8:05AM    V2199     858      869     1396042
Rock       November 4, 1992     10:49AM    cd583    I547     I558     1178473
Walworth   November 4, 1992      8:56AM     V596     505      516      245001